                                                                    Exhibit 31.1

          CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULE 13A-14

             I, Joseph Roberts, certify that:

1.   I have reviewed  this annual  report on Form 10-KA of Nutrition  Management
     Service Corp.; and

2.   Based on my  knowledge,  this annual  report on Form 10-KA does not contain any untrue  statement of a material  fact or omit to state a material  fact necessary to make the statements made, in light of the circumstances  under which such  statements were made, not misleading with respect to the period covered by this annual report;

     Date: December 1, 2003

                              /s/ Joseph Roberts
                              --------------------------------------------------
                              Joseph Roberts
                              Chairman of the Board and Chief Executive Officer

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